WAYCROSS INDEPENDENT TRUST

(the “Trust”)

Waycross Long/Short Equity Fund (WAYEX)

(the “Fund”)

Supplement dated November 28, 2023

to the Fund’s Prospectus and Statement of Additional

Information (“SAI”) dated June 28, 2023, as supplemented

The Board of Trustees (“Board”) of the Trust has approved various changes to the Waycross Long/Short Equity Fund. These include changing the Fund’s name, investment objective, and principal investment strategy and risks. Additionally, Waycross Partners, LLC (“Waycross”), the Fund’s investment adviser, is adding two portfolio managers to the Fund. Because the Fund’s investment objective is changing, the Fund is providing shareholders with at least 60 days’ notice of the change to the investment objective.

As a result of the foregoing, the following changes are hereby made to the Fund’s prospectus and SAI dated June 28, 2023:

Name Change

Effective January 29, 2024, the Fund is renamed “Waycross Managed Risk Equity Fund.”

Investment Objective and Strategy Change

As stated in the Fund’s prospectus, the Fund may change its investment objective without shareholder approval upon 60 days’ written notice. This supplement notifies shareholders that, effective January 29, 2024, the Fund’s Investment Objective on page 1 and page 15 of the prospectus is revised as follows:

The Waycross Managed Risk Equity Fund (the “Fund”) seeks long-term capital appreciation with a secondary emphasis on reducing portfolio risk and volatility relative to the S&P 500® Index.

Additionally, effective January 29, 2024, the Fund’s Principal Investment Strategies beginning on page 2 of the prospectus are deleted and replaced with the following:

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities traded in the United States. These securities may include common stocks, preferred stocks, exchange-traded funds, and warrants. This investment policy may be changed without shareholder approval upon at least 60 days’ prior written notice to shareholders.

The Fund seeks to achieve lower risk and volatility by constructing a portfolio of long and short equity positions. The Fund’s long positions are purchased with the intended goal of benefiting from rising valuations. The Fund’s short positions are purchased with the intended goal of benefiting from declining valuations or as a hedge against long positions to reduce portfolio volatility and manage systemic risk.

The Fund’s long positions will principally consist of common stocks of mid-capitalization and large-capitalization companies with attractive valuations based on the Adviser’s proprietary analysis. The Adviser defines mid-capitalization companies as companies with a total market capitalization of between $1 billion and $10 billion at the time of purchase and large-capitalization companies as companies with a total market capitalization of $10 billion or more at the time of purchase. For these positions, the Adviser generates a focus universe of approximately 300 companies traded in the U.S. The Adviser analyzes each investment candidate, evaluating company-specific metrics (“key factors”) that the Adviser deems most likely to affect annual earnings, and then ranks the companies based on the Adviser’s assessment of these key factors. The Adviser then employs its proprietary earnings models to determine price target ranges for each stock in the focus universe. Following further analysis, the Adviser buys stocks for the Fund’s portfolio that it determines to have improving key factors that are available at reasonable valuations.

The Fund will establish short positions in common stocks of mid-capitalization and large-capitalization companies. The Fund will typically sell short securities based on the following criteria: 1) to seek to take advantage of companies the Adviser has identified as overvalued; 2) when the Adviser determines that a company’s key factors are weakening; and/or 3) to hedge market exposures from the Fund’s long positions. The Adviser will typically identify securities to sell short during the process of generating the focus universe of investment candidates.

1

The Adviser will sell a long position when there is a material adverse change in the issuer’s key factors and will cover a short position when there is a material positive change in the issuer’s key factors. Additionally, the Adviser sets a target price for each security in the Fund’s portfolio that is updated periodically (normally at least quarterly) and when a security reaches or exceeds its target price, the Adviser’s strategy typically requires that the security be sold. A security position may also be sold when the Adviser believes other investment opportunities are more attractive or that the security is unlikely to benefit from current business, market, or economic conditions if a long position, or the company’s prospects have improved in the case of a short position.

Also effective January 29, 2024, the Fund’s Investment Strategies beginning on page 15 of the prospectus are deleted and replaced with the following:

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities traded in the U.S. This investment policy may be changed without shareholder approval upon at least 60 days’ prior written notice to shareholders.

The Fund seeks to achieve lower risk and volatility by constructing a portfolio of long and short equity positions. The Fund’s long positions are purchased with the intended goal of benefiting from rising valuations. The Fund’s short positions are purchased with the intended goal of benefiting from declining valuations or as a hedge against long positions to reduce portfolio volatility and manage systemic risk.

The Fund’s long positions will principally consist of common stocks of mid-capitalization and large-capitalization companies with attractive valuations based on the Adviser’s proprietary analysis. The Adviser defines mid-capitalization companies as companies with a total market capitalization of between $1 billion and $10 billion at the time of purchase and large-capitalization companies as companies with a total market capitalization of $10 billion or more at the time of purchase. For these positions, the Adviser generates a focus universe of approximately 300 companies traded in the U.S. The Adviser typically starts with the 500 companies that make up the S&P 500® Index plus 30 to 50 other companies selected by the Adviser. Next, the Adviser creates the focus list using a proprietary screening process that analyzes market sectors to determine the 300 securities that exhibit, in the Adviser’s opinion, the greatest likelihood of performance divergence (i.e., the widest margin between the top performing and the bottom performing companies). The Adviser analyzes each investment candidate, evaluating company-specific metrics (“key factors”) the Adviser deems most likely to affect annual earnings, and then ranks the companies based on the Adviser’s assessment of these key factors. The Adviser defines the key factors as the most critical drivers to a company’s annual earnings estimates; for example, foot traffic at a restaurant, units sold for a tech product company, or operating cost for an industrial company. The Adviser then employs its proprietary earnings models to determine price target ranges for each stock in the focus universe. Following further analysis, the Adviser buys stocks for the Fund’s portfolio that it determines to have improving key factors that are available at reasonable valuations.

The Fund will establish short positions in common stocks of mid-capitalization and large-capitalization companies. The Fund will typically sell short securities based on the following criteria: 1) to seek to take advantage of companies the Adviser has identified as overvalued; 2) when the Adviser determines that a company’s key factors are weakening; and/or 3) to hedge market exposures from the Fund’s long positions. The Adviser will typically identify securities to sell short during the process of generating the focus universe of investment candidates.

The Adviser will sell a long position when there is a material adverse change in the issuer’s key factors and will cover a short position when there is a material positive change in the issuer’s key factors. A short position is covered by purchasing a security to replace, or “cover,” the security that was borrowed and sold. Additionally, the Adviser sets a target price for each security in the Fund’s portfolio that is updated periodically (normally at least quarterly) and when a security reaches or exceeds its target price, the Adviser’s strategy typically requires that the security be sold. A security position may also be sold when the Adviser believes other investment opportunities are more attractive or that the security is unlikely to benefit from current business, market, or economic conditions if a long position, or the company’s prospects have improved in the case of a short position.

Changes to Principal Risks

Effective January 29, 2024, “Value Stock Risk” is deleted from the principal risks of the Fund on pages 4 and 19 of the prospectus. Additionally, the following information is added to the principal risks of the Fund on pages 4 and 19 of the prospectus:

Preferred Stock Risk. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Exchange-Traded Funds Risk. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

2

Warrants Risk. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Addition of Portfolio Managers

Effective January 29, 2024, Waycross is adding Sean M. Ketcherside and James E. Moore III as portfolio managers of the Fund. Accordingly, the following changes are made to the prospectus and SAI, effective January 29, 2024.

The table of portfolio managers of the Fund on page 7 of the prospectus is deleted and replaced with the following:

Portfolio Managers	Investment Experience with the Fund	Primary Title with Adviser
Benjamin H. Thomas, CFA	Manager of the Fund since its inception in 2015	Founding Principal, Chief Investment Officer, and Portfolio Manager
John W. Ferreby, CFA	Manager of the Fund since January 2017	Portfolio Manager
Sean M. Ketcherside, CFA	Manager of the Fund since January 2024	Associate Portfolio Manager - Sector Analyst
James E. Moore III, CFA	Manager of the Fund since January 2024	Associate Portfolio Manager - Sector Analyst

The following biographical information about the new portfolio managers is added under the sub-heading “Portfolio Managers” under the heading “FUND MANAGEMENT” on page 25 of the prospectus:

Sean M. Ketcherside, CFA, is a Portfolio Manager of the Managed Risk Fund. He is an Associate Portfolio Manager - Sector Analyst for Cyclicals for the Adviser. Before joining the Adviser in 2021, Mr. Ketcherside held analyst positions at Kennedy Capital Management and Scout Investments, focusing on the Energy and Utilities sectors. He holds a bachelor’s degree in Interdisciplinary Studies (with an emphasis in Mathematics, Chemistry, and Communications) from the University of Missouri and an MBA in Finance and Entrepreneurship from the University of Missouri – Kansas City. He is a CFA charter holder and a member of the CFA Society of Louisville.

James E. Moore III, CFA, is a Portfolio Manager of the Managed Risk Fund. He is an Associate Portfolio Manager - Sector Analyst for Technology & Communication Services for the Adviser. Before joining the Adviser in 2015, Mr. Moore was Principal and Chief Investment Officer of Olmsted Capital, LLC. Mr. Moore has almost 30 years of investment experience. He holds a bachelor’s degree in History from Yale University and an MBA from Dartmouth College. He is a CFA charter holder and a member of the CFA Society of Louisville.

The paragraph under the sub-heading “Portfolio Managers” under the heading “INVESTMENT ADVISER” on page 23 of the SAI is deleted and replaced with the following:

The Managed Risk Fund is managed by Benjamin H. Thomas, CFA, John W. Ferreby, CFA, Sean M. Ketcherside, CFA, and James E. Moore III, CFA (the “Portfolio Managers”), who have joint responsibility for the day-to-day implementation of investment strategies for the Fund. The Focused Fund is managed by Benjamin H. Thomas, CFA, and John W. Ferreby, CFA, who have joint responsibility for the day-to-day implementation of investment strategies for the Fund.

You should read this Supplement in conjunction with the Prospectus and SAI, each as amended, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund at (866) 267-4304.

********

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

3